SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                        ________________

   RULE 13e-3 TRANSACTION STATEMENT UNDER SECTION 13(e) OF THE
                     SECURITIES ACT OF 1934


                           LUCOR, INC.
              ------------------------------------
                        (Name of Issuer)

                           LUCOR, INC.
              ------------------------------------
              (Name of Person(s) Filing Statement)

              Class A Common Stock, $.02 par value
                  ----------------------------
                 (Title of Class of Securities)

                     (CUSIP Number 0-25164)

                        Stephen P. Conway
              Chairman and Chief Executive Officer
                        790 Pershing Road
             Raleigh, North Carolina  (919) 828-9511
   (Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications on Behalf of Person(s) Filing
                           Statement)
-----------------------------------------------------------------



     This   statement   is  filed  in  connection   with   (check
appropriate box):

     a.[X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
     b.[_] The  filing  of  a  registration statement  under  the
           Securities Act of 1933.
     c.[_]  A tender offer.
     d.[_]  None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

     Check the following box if the filing is a final amendment reporting the results of the transaction: [_]

                    CALCULATION OF FILING FEE


Transaction Valuation:                  Amount of filing fee:
     $4,414.50                                 $0.88

 * This calculation is based upon one fiftieth of one percent multiplied by transaction valuation shown above. For purposes of calculation of this fee only, this transaction valuation is based on the estimated number of shares that would otherwise be converted into fractional shares as a result of the Reverse Stock Split multiplied by $1.125. This $1.125 multiplier constitutes the estimated cash consideration to be paid per share in lieu of the issuance of any fractional shares, as determined by the greater of (i) the average of bid and asked price of Class A Stock for the twenty (20) trading days immediately preceding the initial preliminary filing of this Proxy Statement, and (ii) the average of bid and asked price of Class A Stock for the twenty (20) trading days immediately preceding the Effective Date. This price shall also be used for valuing the Class B Common Stock.

 ** The amount of the filing fee calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934.

     [_]Check box if any part of the fee is offset by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid: Not Applicable
     Filing Party: Not Applicable
     Form or Registration No.: Not Applicable
     Date Filed: Not Applicable


Item  1.   Summary  Term  Sheet.   The  material  terms  of  this
transaction are listed in the following:

          Lucor, Inc. is filing this Schedule 13E-3 electronically on EDGAR contemporaneously with an electronic filing of a our Proxy Statement (we refer to this proxy statement throughout this schedule as the "Proxy Statement").

          Our Board of Directors has authorized a 20-for-1 reverse stock split of our Class A Common Stock and Class B Common Stock, and recommends that all shareholders approve the proposal by voting for an amendment to our Articles of Incorporation. See also the information under the caption "Summary of Reverse Stock Split Proposal" in the Proxy Statement.

          A majority of our stockholders must vote in favor of the reverse stock split for the proposal to be implemented. See also the information under the captions "Required Vote" and "Summary of Reverse Stock Split Proposal" in the Proxy Statement.

          The reverse stock split will not become effective until the amendment is filed with the Florida Secretary of State's office within ten (10) business days following the proposal's approval at the Special Meeting. See also the information under the caption "Summary of Reverse Stock Split Proposal" in the Proxy Statement.

          Once the reverse stock split becomes effective, you will receive one new share of Class A Common Stock for each 20 shares of the Class A Common Stock that you may own at that time and one new share of Class B Common Stock for each 20 shares of the Class B Common Stock that you may own at that time. For those who hold less than 20 shares or those who do not hold shares in an even multiple of 20 of either class, you will receive a cash payment for those shares which would otherwise be converted into a fraction of a share of the new stock. See also the information under the caption "Summary of Reverse Stock Split Proposal" in the Proxy Statement.

           The reverse stock split is not expected to effect our current business plan or operations. See also the information under the caption "Conduct of the Company's Business after Reverse Stock Split" in the Proxy Statement.

          Each member of the Board of Directors has indicated that he intends to vote in favor of the reverse stock split. See also the information under the caption "Fairness of Reverse Stock Split Proposal" in the Proxy Statement.

          If the reverse stock split is approved, we will probably be eligible to cease filing periodic reports with the SEC and we intend to cease public registration of our Class A Common stock. However, the Board has reserved the right to maintain registration, even after implementing the reverse stock split, if it deems that continued registration is in the best interests of the Company and the shareholders at the time. See also the information under the caption "Purpose and Reasons for the Reverse Stock Split" in the Proxy Statement.

          Our Board of Directors did not obtain an investment bank or other financial adviser to render a report or fairness opinion in connection with the reverse stock split. See also the information under the caption "Fairness of Reverse Stock Split Proposal" in the Proxy Statement.

          We expect that the reverse stock split should be treated as a tax-free "recapitalization" for federal income tax purposes. For those holders that receive a cash payment in lieu of fractional shares, you will need to recognize income for the difference between the amount of cash received and the portion of the aggregate tax basis in your shares of common stock which was not converted. See the information under the caption "Material Federal Income Tax Consequences" in the Proxy Statement.

          There are no appraisal rights for any stockholder who dissents from approval of the reverse stock split under the Company's governance documents. We have also concluded that there are no appraisal rights under Florida General Corporation law. We refer you, however, to Sections 607.1302 and 607.0604 of the Florida Statutes which respectively proscribe the rights of shareholders to dissent and treatment of fractional shares.
        There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. See also the information under the caption "Appraisal Rights; Escheat Laws" in the Proxy Statement.

Item 2.  Subject Company Information.

     (a)  Name and Address.  Lucor, Inc. (the "Company")  is  the
subject  company.  Its principal executive office is  located  at
790   Pershing  Road,  Raleigh,  North  Carolina  27608  and  its
telephone number is (919) 828-9511.

     (b) Securities. The Class A Common stock trades on the OTC Bulletin Board under the symbol "LUCR." As of September 30, 2000, there were (i) 2,333,133 outstanding shares of Class A Common Stock, $.02 par value per share, (ii) 502,155 shares of Class B Common Stock, $.02 par value per share, and (iii) 20,000 outstanding shares of Series A Preferred Stock, $.02 par value per share.

     (c) Trading Market and Price. The information set forth under the caption "Certain Market Information" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (d) Dividends.  None.

     (e) Prior Public Offerings.  None.

     (f) Prior Stock Purchases.  None.

Item 3.  Identity and Background of Filing Person.

     (a) Name and Address. Lucor, Inc., the subject company, is the filing person of this statement. Its principal executive office is located at 790 Pershing Road, Raleigh, North Carolina 27608 and its telephone number is (919) 828-9511. The business address and business telephone numbers for each executive officer and director is 790 Pershing Road, Raleigh, North Carolina 27608 and its telephone number is (919) 828-9511.

     (b) Business and Background of Entities.  Not applicable.

     (c) Business  and  Background  of  Natural  Persons.   The
information required by (1) and (2) of this item is set forth under the caption "Management" of the Proxy Statement and is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

               (3) None of the Company's executive officers or directors was convicted in a criminal proceeding during the past five years.

               (4) None of the Company's executive officers or directors were a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

               (5) All of the Company's executive officers and directors all citizens of the United States.

     (d) Tender Offer.  Not applicable.

Item 4.  Terms of the Transaction.

     (a) Material Terms. The information set forth under the captions "Notice of Special Meeting of Shareholders;" "Summary of Reverse Stock Split Proposal;" "Background;" "Purpose and Reasons for the Reverse Stock Split;" "Conduct of the Company's Business after the Reverse Stock Split;" "Structure of the Reverse Stock Split;" "Potential Detriments of the Reverse Stock Split Proposal to Stockholders;" "Exchange of Stock Certificates and Payment of Fractional Shares;" "Company Stock Options and Warrants;" "Appraisal Rights; Escheat Laws;" " Material Federal Income Tax Consequences;" and "Certain Effects of the Reverse Stock Split Proposal on the Company's Stockholders" of the Proxy Statement are incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (c) Different Terms.  None.

     (d)  Appraisal Rights.  The information set forth under  the caption  "Appraisal Rights; Escheat Laws" of the Proxy  Statement
is   incorporated  herein  by  reference  pursuant   to   General
Instruction F to Schedule 13E-3.

     (e) Provisions for Unaffiliated Security Holders.  None.

     (f) Eligibility for Listing or Trading.  Not applicable.

Item 5.  Past Contacts, Transactions or Negotiations.

     (a) Transactions. The information set forth under footnote 5 of the Audited Financial Statements of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3. The information set forth under the caption "FINANCIAL INFORMATION" of the Proxy Statement is also incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (b) Significant Corporate Events.  Not applicable.

     (c) Negotiations or Contacts.  Not applicable.

     (e)  Agreements Involving the Subject Company's  Securities.
Not applicable.

Item  6.   Purposes  of  the Reverse Stock  Split  and  Plans  or
Proposals.

     (b) Use of Securities Acquired. Outstanding shares of Class A Common Stock, par value $.02 and Class B Common Stock, par value $.02, that would otherwise be converted respectively into a fractional share of Class A Common Stock and Class B Common Stock of the Corporation, par value $.40, will be cancelled; otherwise no securities will be acquired in the transaction.

     (c)(1)-(8) Plans. The information set forth under the captions "Purpose and Reasons for the Reverse Stock Split;"
"Conduct of the Company's Business after the Reverse Stock Split;" and "Certain Effects of the Reverse Stock Split Proposal on the Company's Stockholders" of the Proxy Statement are incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.


Item 7.  Purposes, Alternatives, Reasons and Effects.

     (a) Purposes of the Reverse Stock Split. The information set forth under the caption "Purpose and Reasons for the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (b)  Alternatives.   The information  set  forth  under  the
captions "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (c)  Reasons.  The information set forth under  the  caption
"Purpose  and Reasons for the Reverse Stock Split" of  the  Proxy
Statement is incorporated herein by reference pursuant to General
Instruction F to Schedule 13E-3.

     (d) Effects. The information set forth under the captions "Certain Effects of the Reverse Stock Split on the Company's Stockholders;" "Potential Detriments of the Reverse Stock Split Proposal to Stockholders;" and "Material Federal Income Tax Consequences" of the Proxy Statement are incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.


Item 8.  Fairness of the Transaction.

     (a)  Fairness.  The information set forth under the  caption
"Fairness  of  the  Reverse Stock Split Proposal"  of  the  Proxy
Statement is incorporated herein by reference pursuant to General
Instruction F to Schedule 13E-3.

     (b) Factors Considered in Determining Fairness. The information set forth under the caption "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (c) Approval of Security Holders. The information set forth under the caption "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (d) Unaffiliated Representative. The information set forth under the caption "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (e) Approval of Directors. The information set forth under the caption "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (f) Other Offers.  Not applicable.

Item 9.  Reports, Opinions, Appraisals and Negotiations.

     (a) Report, Opinion or Appraisal. See the information set forth under the caption "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement which is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (b)   Preparer  and  Summary  of  the  Report,  Opinion   or
Appraisal.  Not applicable.

     (c) Availability of Documents.  Not applicable.

Item 10.  Source and Amounts of Funds or Other Consideration.

     (a) Source of Funds. The information set forth in the subsection entitled "Financial Effect" under caption "Certain Effects of the Reverse Stock Split on the Company's Stockholders" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (b) Conditions.  None.

     (c) Expenses. The information set forth in the subsection entitled "Financial Effect" under the caption "Certain Effects of the Reverse Stock Split on the Company's Stockholders" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (d) Borrowed Funds.  Not applicable.

Item 11.  Interest in Securities of the Subject Company.

     (a) Securities Ownership. The information set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (b) Securities Transactions.  None.

Item 12.  The Solicitation or Recommendation.

     (d) Intent to Tender or Vote in a Going-Private Transaction. The information set forth under the caption "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

     (e) Recommendations of Others. The information set forth under the caption "Fairness of the Reverse Stock Split Proposal" of the Proxy Statement is incorporated herein by reference pursuant to General Instruction F to Schedule 13E-3.

Item 13.  Financial Statements.

     (a)  Financial Information.

            (1)  and  (2)   The information set forth  under  the
     caption  "FINANCIAL INFORMATION" of the Proxy  Statement  is
     incorporated  herein  by  reference  pursuant   to   General
     Instruction F to Schedule 13E-3.

            (3)   The ratio of earnings to fixed charges was  (i)
     0.888 and 0.808 for the fiscal years ended at December 31, 1999 and December 31, 1998, respectively, and (ii) 0.980 and
     1.035 for the fiscal quarters ended at March 31, 2000 and June 30, 2000, respectively.

            (4) The book value per share as of June 30, 2000 was $1.807.

     (b) Pro Forma Information. The transaction will not have a material effect on the Company's balance sheet, statement of income, earnings per share, ratio of earnings to fix charges or book value per share.

Item  14.   Persons/Assets,  Retained, Employed,  Compensated  or
Used.

     (a) Solicitations or Recommendations.  None.

     (b) Employees and Corporate Assets.  None.

Item 15.  Additional information.

     (b) Other Material Information.  None.

Item 16.  Exhibits.

     (a)  Proxy Statement filed with the Securities and  Exchange
Commission concurrently with this form.

     (b) Not applicable.

     (c) Not applicable.

     (d) Not applicable.

     (f) Not applicable.

     (g) Not applicable.

                            SIGNATURE


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                              LUCOR, INC.



                              By:s/s Stephen P. Conway
                              -----------------------------------
                              Stephen P. Conway,
                              Chairman    and   Chief   Executive
                              Officer


                              ---------------------
                                   (Date)

                           Appendix A


                      ARTICLES OF AMENDMENT
                             TO THE
                      AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                               OF
                           LUCOR, INC.

        -------------------------------------------------

     Pursuant to General Corporation Law of the State of Florida, the undersigned, being the Chairman of the Board of Directors of Lucor, Inc., a Florida corporation (the "Corporation"), does hereby execute these Articles of Amendment to the Amended and Restated Articles of Incorporation of Lucor, Inc., on behalf of the Corporation, and certify as follows:

     1.    The  name  of  the  corporation is  Lucor,  Inc.  (the
        "Corporation").

     2.    Article III of the Corporation's Amended and  Restated
     Articles of Incorporation is hereby deleted in its entirety, with the following substituted in its place:

               The aggregate number of shares which this Corporation shall have the authority to issue is 5,375,000, of which 250,000 shares, at the par value of $.40 each share, will be designated Class A Common Stock; 125,000 shares at the par value of $.40 each per share shall be designated Class B Common Stock; and 5,000,000 shares at the par value of $.02 each per share shall be designated Preferred Shares.

     3. Upon the effectiveness of the foregoing amendment, (i) each twenty outstanding shares of Class A Common Stock of the Corporation, par value $.02, shall be combined into one share of Class A Common Stock of the Corporation, par value $.40, and (ii) each twenty outstanding shares of Class B Common Stock of the Corporation, par value $.02, shall be combined into one share of Class B Common Stock of the Corporation, par value $.40. Outstanding shares of Class A Common Stock and Class B Common Stock, each with a par value of $.02, which would otherwise be respectively converted into a fractional share of Class A Common Stock or Class B Common Stock of the Corporation, each with a par value of $.40, will be cancelled, with the holders of such shares receiving cash payment equal to such share's fair value as determined in the good faith judgment of the Corporation's Board of Directors.

     4. The date of adoption of the resolution approving the combination of shares of this Corporation set forth in the foregoing amendment is __________, 2000.

     5. The foregoing amendment was required to be approved by the shareholders of the Corporation and the number of votes cast for the amendment by the shareholders was sufficient for approval in accordance with Florida General Corporation Law.

     IN WITNESS WHEREOF, the undersigned Chairman of the Board of
Directors  of  the  Corporation  has  cause  these  Articles   of
Amendment to the Amended and Restated Articles of Incorporation of Lucor, Inc., as of this ____ day of__________, 2000.

                                   LUCOR, INC.



                                   By:s/s Stephen P. Conway
                                   -------------------------------
                                        Stephen P. Conway,
                                        Chairman and
                                        Chief Executive Officer


     ATTEST:


     By:s/s R. Lewis Stanford
     -------------------------------
         R. Lewis Stanford
        Assistant Secretary


          [CORPORATE SEAL]